UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008 (July 7, 2008)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 7, 2008, Plains Exploration & Production Company (“PXP”) closed the previously announced acquisition from Chesapeake Energy Corporation (“Chesapeake”) of a 20% interest in Chesapeake’s Haynesville Shale leasehold. Chesapeake estimates that its leasehold as of June 30, 2008 was approximately 550,000 net acres, which will entitle PXP to approximately 110,000 net acres. There are no material proved reserves associated with the acreage. PXP paid $1.375 billion of the $1.65 billion expected total payment (the “Cash Payment”) on July 7, 2008. The remainder of the Cash Payment will be paid on or before October 30, 2008, subject to customary post-closing adjustments. PXP funded the transaction with borrowings under its Amended and Restated Credit Agreement.

PXP purchased the Haynesville acreage pursuant to a Purchase and Sale Agreement dated July 1, 2008 (the “PSA”), between PXP, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P. In connection with the PSA, PXP, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P. entered into a Participation Agreement dated as of July 7, 2008, and effective as of June 30, 2008 (the “Participation Agreement” and, together with the PSA, the “Agreements”), whereby PXP agreed, over a multi-year period, to fund 50% of Chesapeake’s drilling and completion costs associated with future Haynesville Shale wells, up to an additional $1.65 billion. In addition, PXP will have the option to participate for 20% of any additional leasehold that Chesapeake, or its affiliates, acquires in the Haynesville Shale within a designated area of mutual interest.

The Agreements are filed as Exhibits 2.1 and 2.2 hereto.

Item 7.01	Regulation FD Disclosure

On July 1, 2008, PXP issued a press release announcing the Haynesville acreage acquisition from Chesapeake. On July 2, 2008, PXP and Chesapeake management held a jointly hosted conference call. In connection with such call, PXP prepared investor slides, which were filed as Exhibit 99.2 to PXP Form 8-K filed on July 2, 2008. The slides have been updated and corrected and are furnished herewith as Exhibit 99.2 and are incorporated by reference herein. The presentation materials will also be posted in the Investor Relations section of PXP’s website, http://www.pxp.com, for 60 days after the conference call.

The information presented herein under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit 2.1— Purchase and Sale Agreement between Plains Exploration & Production Company, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P., dated July 1, 2008.

Exhibit 2.2—Participation Agreement between Plains Exploration & Production Company, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P., dated July 7, 2008.

Exhibit 99.1—Presentation dated July 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: July 8, 2008	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 2.1	—	Purchase and Sale Agreement between Plains Exploration & Production Company, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P., dated July 1, 2008.

Exhibit 2.2	—	Participation Agreement between Plains Exploration & Production Company, PXP Louisiana L.L.C., PXP Louisiana Operations LLC and Chesapeake Louisiana, L.P., dated July 7, 2008.

Exhibit 99.1	—	Presentation dated July 2008.

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